  EXHIBIT 99.2

Cosmofarm LTD

(A wholly-owned subsidiary of DEEPDAE Ltd)

Financial Statements

September 30, 2018 and 2017

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COSMOFARM LTD BALANCE SHEETS

	September 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$176,257	$317,635
Short-term securities available-for-sale	3,390	6,372
Accounts receivable, net	3,791,630	2,929,014
Inventory	1,040,197	785,891
Prepaid expenses and other current assets	633,629	189,475
Total current assets	5,645,103	4,228,387

Property, plant, and equipment, net	363,493	259,877
Long-term securities available-for-sale	248,597	114,948
Deferred tax assets	170,624	216,150
Other assets	613,412	470,717

Total assets	$7,041,229	$5,290,079

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$3,748,406	$2,961,324
Customer advances	1,598,482	909,676
Lines of credit	1,572,109	1,085,836
Capital lease obligations, current portion	8,280	33,405
Other current liabilities	62,706	100,299
Total current liabilities	6,989,983	5,090,540

Capital lease obligations, net of current portion	49,335	50,880
Other liabilities	199,805	200,547
Total liabilities	7,239,123	5,341,967

Stockholders' deficit
Common stock, no par value; 11,667 shares authorized, issued and outstanding	381,056	381,056
Additional paid in capital	46,982	46,982
Accumulated other comprehensive loss	28,593	(69,627)
Accumulated deficit	(654,525)	(410,299)
Total stockholders' deficit	(197,894)	(51,888)

Total liabilities and stockholders' deficit	$7,041,229	$5,290,079

The accompanying notes are an integral part of these unaudited financial statements.

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COSMOFARM LTD STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited)

	Nine months ended September 30,
	2018	2017

Revenues, net	$13,762,668	$9,752,380
Cost of goods sold	13,112,830	9,160,907
Gross profit	649,838	591,473

Selling, general and administrative expenses	769,580	530,027

Income from operations	(119,742)	61,446

Other expense, net
Other income	6,523	328
Other expense	(4,015)	(9,104)
Interest expense	(126,992)	(76,910)
Other expense, net	(124,484)	(85,686)

Income (loss) before provision (benefit) for income taxes	(244,226)	(24,240)

Provision (benefit) for income taxes	-	-

Net loss	(244,226)	(24,240)

Other comprehensive income (loss)
Unrealized gain (loss) on securities	(98,040)	(514)
Foreign currency translation adjustment	196,260	19,091
Other comprehensive income (loss)	98,220	18,577

Comprehensive loss	$(146,006)	$(5,663)

The accompanying notes are an integral part of these unaudited financial statements.

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COSMOFARM LTD STATEMENTS OF CASH FLOWS (Unaudited)

	Nine months ended September 30,
	2018	2017
Cash flows from operating activities
Net loss	$(244,226)	$(24,240)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities
Depreciation and amortization	24,004	25,008
Deferred taxes	45,526	(18,949)
Changes in operating assets and liabilities
Accounts receivable, net	(862,616)	(791,399)
Related party receivables	-	200,892
Inventory	(254,306)	(364,170)
Prepaid expenses and other current assets	(444,154)	(35,917)
Accounts payable	787,082	325,076
Customer advances	688,806	417,521
Other current liabilities	(37,593)	(23,983)
Net cash provided by (used in) operating activities	(297,477)	(290,161)

Cash flows from investing activities
Purchase of securities	-	-
Purchase of property, plant and equipment	(138,350)	(6,353)
Net cash used in investing activities	(138,350)	(6,353)

Cash flows from financing activities
Borrowings on lines of credit	803,839	1,764,300
Payments of lines of credit	(317,566)	(1,583,831)
Principal payments under capital lease obligations	(24,780)	-
Net cash provided by financing activities	461,493	180,469

Increase in cash	25,666	(116,045)

Effect of exchange rates on cash	56,335	24,289

Beginning cash balance	94,256	186,012

Ending cash balance	$176,257	$94,256

Other supplemental cash flow information
Cash paid for interest	$124,911	$76,910
Cash paid for taxes	$-	$21,338

The accompanying notes are an integral part of these unaudited financial statements.

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

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1.	Organization and Summary of Significant Accounting Policies

General and operations

Cosmofarm LTD (“the Company”) is a private company, incorporated in 1994 in Greece with registration number (G.E.MI.) No.1767501000.

The Company is wholly owned by DEEPDAE Ltd which is a Holding Company based in Cyprus.

Cosmofarm is a fully licensed pharmaceutical wholesale company, located in the vast area of Athens. The Company is approved and authorized by the National Organization for Medicines under Good Distribution Practices to distribute a variety of pharmaceutical products. Cosmofarm has an active clientele network of more than 520 pharmacies and clinics, and over 250 vendors of pharmaceutical and wholesale companies.

The Company conducts its business within the pharmaceutical industry and specifically is acting as a wholesaler of branded and generic pharmaceutical and over-the-counter (“OTC”) products.

The pharmaceutical industry is highly competitive and is subject to comprehensive government regulations. Many factors may significantly affect the Company's sales of its products, including, but not limited to, efficacy, safety, price and cost-effectiveness, marketing effectiveness, product labeling, quality control and quality assurance as well as our research and development of new products.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Management bases its estimates on historical experience and on various other factors it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less from the date of purchase to be cash equivalents.

Investments

The Company maintains investments in marketable securities and securities which are available-for-sale. The marketable securities are carried at fair value with unrealized gains and losses included in the statement of operations and the accumulated other comprehensive income (loss) in the statement of stockholders' deficit.

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Accounts receivable

The Company grants trade credit to its customers. Receivables are valued at management's estimate of the amount that will ultimately be collected. An allowance for doubtful accounts, if any, is based on specific identification of uncollectible accounts and the Company's historical collection experience. At September 30, 2018 and 2017, the Company's allowance for doubtful accounts was $479,698 and $486,565, respectively.

Inventory

Inventory is stated at the lower of cost (determined on a first-in, first-out method) or net realizable value. The Company periodically reviews its inventories for potential slow-moving or obsolete items and writes down specific items to net realizable value as appropriate.

Property, plant, and equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the balance sheet and any resulting gain or loss is reflected in operations in the period realized. Assets not yet placed in use are not depreciated.

The useful lives of the property and equipment are as follows:

Buildings and technical works	40 years
Vehicles	6 to 20 years
Furniture, fittings and equipment	10 years
Machinery	20 years
Computers and software	5 years

Impairment of long-lived assets

Long-lived assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value. No impairment losses were recorded for the nine months ended September 30, 2018 and 2017.

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Revenue recognition

The Company recognizes product revenues when persuasive evidence of an arrangement exists, the price is fixed or determinable, post-shipment obligations are insignificant and collectability is reasonably assured. The Company records revenue when product is shipped and title to products and risk of loss passes to the customer, net of applicable provisions for discounts, returns and allowances. Shipping and handling costs are included in costs of revenues.

Advertising costs

The Company expenses the cost of advertising as incurred. There were no advertising expenses for the nine months ended September 30, 2018 and 2017.

Income taxes

The tax expense for the year comprises current and deferred tax. The current income tax charge is calculated on the basis of tax rates and laws that have been enacted or substantively enacted by the balance sheet date in Greece.

Deferred tax balances are recognized in respect of all temporary differences that have originated but not reversed by the balance sheet date, except that:

•	The recognition of deferred tax assets is limited to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits; and

•	Any deferred tax balances are reversed if and when all conditions for retaining associated tax allowances have been met.

Deferred tax balances are not recognized in respect of permanent differences except in respect of business combinations, when deferred tax is recognized on the differences between the fair values of assets acquired and the future tax deductions available for them and the differences between the fair values of liabilities acquired and the amount that will be assessed for tax. Deferred tax is determined using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

For the fiscal years 2015 and up to 2017, the Company, fulfilling relevant criteria to be subject to tax audit by the statutory auditors, has received Tax Compliance Report, according to article 65A par. 1 of law 4174/2013, having no significant deviations. According to the circular CL. 1006/2016, companies that have been subject to foresaid tax audit are not exempt from the regular tax audit held by the competent tax authorities.

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Income taxes (continued)

As of September 30, 2018, the years up to December 31, 2011 have become time-barred in accordance with the provisions of paragraph 1 of article 36 of Law 4171/2013. The unaudited tax years are the fiscal years 2012 - 2014.

Concentrations of credit risk

Financial instruments which subject the Company to potential credit risk consist of its cash and cash equivalents and accounts receivable. The Company invests with high-credit quality financial institutions. The Company believes the financial risks associated with these financial instruments are minimal.

The Company sells its products and services to a diversified group of customers, including companies located throughout the world. Credit is extended based on an evaluation of each customer's financial condition. Credit losses, if any, have been provided for in the financial statements and have generally been within management's expectations.

For the nine months ended September 30, 2018, one customer represented 10.08% of total revenue and no customer accounted for more than 10% of accounts receivable. For the nine months ended September 30, 2017, one customer represented 13.38% of total revenue and no customer accounted more than 10% of accounts receivable.

Other comprehensive income (loss)

Other comprehensive income (loss) consists of unrealized gain (loss) on securities and foreign currency translation adjustments totaling income of $98,220 and $18,577 during the nine months ended September 30, 2018 and 2017, respectively.

Fair value measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value in the financial statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels which are directly related to the amount of subjectivity associated with the inputs to the valuation of these assets or liabilities are as follows:

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Fair value measurements (continued)

	(a)	Investments (Level 1) - Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

	(b)	Investments (Level 2) - Inputs (other than quoted market prices included in Level 1) that are either directly or indirectly observable, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the instrument's anticipated life.

	(c)	Investments (Level 3) - Unobservable inputs that are supported by little or no market activity and reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The carrying amounts of cash and cash equivalents, securities available-for-sale, accounts receivable, accounts payable, and accrued expenses approximate fair value because of the short maturity of these instruments. The carrying amounts of long-term liabilities approximate fair value as these instruments are charged interest based on the prevailing rates.

Foreign currency transactions

The reporting currency of the Company is the U.S. dollar while the functional currency is the Euro. Foreign currency monetary assets and liabilities are translated into U.S. dollars at end-of-period exchange rates. Non-monetary assets and liabilities, such as property and equipment, and equity are remeasured at historical exchange rates. Revenue and expenses are remeasured at average exchange rates in effect during each period, except for those expenses related to the previously noted balance sheet amounts, which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in other expense, net in the statements of operations. Other comprehensive (income) loss consists of foreign currency translation adjustments, which are also recognized as a separate component of stockholders' deficit. Foreign exchange transaction gains and losses are included in other expense, net in the accompanying statements of operations.

2.	Investments

Investments consisted of the following at September 30,:

	2017	2016

Securities, available- for-sale	$251,987	$118,110

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

3.	Fair Value Disclosures

The following table sets forth by level, within the fair value hierarchy, the Company's assets at fair value as of September 30, 2018:

	Level 1	Level 2	Level 3	Total

Securities, available-for-sale	$251,987	$-	$-	$251,987

The following table sets forth by level, within the fair value hierarchy, the Company's assets at fair value as of September 30, 2017:

	Level 1	Level 2	Level 3	Total

Securities available-for-sale	$118,110	$-	$-	$118,110

4.	Inventory

Inventory consists of the following at September 30,:

	2018	2017

Finished goods	$1,040,197	$748,857

5.	Property, Plant, and Equipment

Property, plant and equipment, net consists of the following at September 30,:

	2018	2017
Land and buildings	$128,951	$68,198
Equipment under capital lease	195,831	199,050
Mechanical equipment	9,298	9,450
Vehicles	99,427	42,215
Furniture and other equipment	84,453	79,646
	527,960	398,559
Less: Accumulated depreciation	(164,467)	(134,757)
	$363,493	$263,802

Depreciation expense was $24,004 and $25,008 for the nine months ended September 30, 2018 and 2017, respectively.

Property and equipment includes $195,831 of machinery and equipment financed through leasing arrangements (capital leases) at September 30, 2018. Accumulated amortization of assets under capital leases was $36,718 and $29,857 as of September 30, 2018 and 2017, respectively.

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

6.	Lines of credit

The line of credit with National Bank of Greece is being annually renewed with an interest rate of 6.00%. The maximum borrowing allowed was $1,394,640 at September 30, 2018. The outstanding balance was $633,641 and $117,221 at September 30, 2018 and 2017, respectively.

The line of credit with Alpha Bank of Greece is being annually renewed with an interest rate of 6.00%. The maximum borrowing allowed was $697,320 at September 30, 2018. The outstanding balance was $486,736 and $538,211 at September 30, 2018 and 2017, respectively.

The line of credit with Eurobank of Greece is being annually renewed with an interest rate of 9.00%. The maximum borrowing allowed was $581,100 at September 30, 2018. The outstanding balance was $451,732 and $322,119 at September 30, 2018 and 2017, respectively.

Interest expense for the nine months ended September 30, 2018 and 2017 was $126,992 and $76,910, respectively.

Under the agreements, the Company is required to maintain certain financial ratios and covenants. During the nine months ended September 30, 2018 and 2017, the Company was in compliance with these ratios and covenants.

7.	Commitments and Contingencies

Capital leases

The Company leases mechanical equipment under capital leases. The following is a schedule of future minimum lease payments, together with the present value of minimum lease payments under capital leases, at September 30, 2018:

Year Ending December 31,
2018	$8,511
2019	37,553
2020	15,594
61,530
Less amount representing interest	(3,915)
Present value of minimum lease payments	57,615
Less current portion	(8,280)
$49,335

Interest expense for the nine months ended September 30, 2018 and 2017 was $4,134 and $4,661, respectively.

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

7.	Commitments and Contingencies (continued)

Contingencies

From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of its business activities. The Company accrues a liability for such matters when it is probable that future expenditures will be made, and such expenditures can be reasonably estimated.

Legal proceedings

The Company may be involved in lawsuits, claims, investigations and proceedings that arise in the ordinary course of business. The Company is not currently a party to any legal proceedings the outcome of which, individually or in the aggregate, it believes could have a material adverse effect on its business, financial condition, results of operations or cash flows.

8.	Income Taxes

No provision (benefit) for income taxes has been reported in the September 30, 2018 or 2017 unaudited proforma financial statements due to uncertainty surrounding the realizability of the provision (benefit), based on a more than likely than not criteria and in consideration of available positive and negative evidence. During the nine months ended September 30, 2018 and 2017, the Company generated a net operating loss of ($244,226) and ($24,240), respectively.

The tax provision (benefit) reported in the unaudited proforma financial statements for the nine months ended September 30, 2018, is presented for informational purposes only and does not purport to be indicative of the Company’s tax provision (benefit) for the year ended December 31, 2018.

For the year ended December 31, 2017, the tax provision (benefit) reported in the Company’s audited annual financial statements is made of income tax for $31,045 and of net deferred taxes for ($33,941) totaling ($2,896).

The components of the net deferred tax assets as of September 30, are as follows:

	2018	2017
Net deferred income taxes
Provisions for pension benefit obligations	$6,867	$5,487
Impairment of securities available-for-sale	(3,370)	37,239
Unrealized losses on marketable securities	702	74
Provisions for slow moving inventories	8,169	9,774
Provisions for allowances for bad debts	80,909	58,686
Allowances for cash in hand	65,623	66,701
Discounting of other receivables	15,107	-
Depreciation of fixed assets	(3,383)	-
Net deferred income taxes	$170,624	$177,961

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Cosmofarm LTD

Notes to Financial Statements

September 30, 2018 and 2017

_______________________

8.	Income Taxes (continued)

At September 30, 2018, the Company had no net operating loss carryforwards available to reduce future taxable income.

The Company periodically reviews the uncertainties and judgments related to the application of complex income tax regulations to determine income tax liabilities in several jurisdictions. The Company uses a “more likely than not” criterion for recognizing the income tax benefit of uncertain tax positions and establishing measurement criteria for income tax benefits. The Company has evaluated the impact of these positions and due to the fact that the fiscal years 2012 - 2014 are unaudited by the Greek tax authorities, a potential tax liability has been identified, which may arise from a prospective tax audit from tax authorities, based on the tax settlement note of years 2007 - 2009. The amount of the liability was $176,127 as of September 30, 2018 and 2017 and has been recorded as a long term liability within the balance sheet.

9.	Related Party Transactions

During the nine months ended September 30, 2018 and 2017, Kozaris Panagiotis and Papadopoulos Dimitris are related parties, as they were the managing directors of the Company although Papadopoulos Dimitris resigned during 2017. Moreover, Kozari Maria is a related party because the managing director, Kozaris Panagiotis is her father. The pharmacy that belongs to the shareholder Arvanitidis Nikos, who is a related party, has purchased pharmaceutical goods from the Company. During the nine months ended September 30, 2018, the sales of pharmaceutical goods to related parties totaled $65,763.

10.	Subsequent Events

The Company has evaluated subsequent events through March 6, 2019, the date which the financial statements were available to be issued.

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